SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): March 22, 2012

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

(State or other jurisdiction of incorporation)

0-12126	25-1440803
(Commission file number)	(IRS employer ID)

20 South Main Street, Chambersburg, Pennsylvania	17201
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code – (717) 264-6116

N/A

(Former name, address and fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 22, 2012, the Board of Directors of Franklin Financial Services Corporation (the “Corporation”) adopted an amended and restated Supplemental Code of Business Ethics and Conduct for Directors and Officers (the “Supplemental Code”) and a Code of Ethics Applicable to Senior Executives (the “Senior Executives Code”).

The Supplemental Code supplements the Corporation’s Code of Business Ethics and Conduct applicable to all employees, officers and directors of the Corporation by providing for annual disclosures by executive officers and directors of related interests of such persons that could present a conflict of interest for such persons if the Corporation would do business with a related interest. The amendments to the Supplemental Code adopted by the Board of Directors are intended to clarify the related interests that executive officers and directors are intended to disclose.

The Senior Executives Code also supplements the Code of Business Ethics and Conduct applicable to all employees, officers and directors by requiring the chief executive officer, chief financial officer, principal accounting officer, controller or other positions performing similar functions to assure full, fair, accurate, timely and understandable disclosure in reports and documents the Corporation files with or submits to the Securities and Exchange Commission, as required by the Sarbanes-Oxley Act, and in all other regulatory filings and communications with the Corporation’s stockholders or the general public. The Senior Executives Code breaks out as to such officers and with more specificity the general policy with respect to such matters applicable to all employees, officers and directors set forth in the Code of Business Ethics and Conduct.

The Supplemental Code and the Senior Executives Code are attached to this report as Exhibits 14.1 and 14.2.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits. The following exhibits are filed herewith:

Number	Description

14.1	Amended and Restated Supplemental Code of Business Ethics and Conduct for Directors and Officers.

14.2	Code of Ethics Applicable to Senior Executives

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franklin Financial Services Corporation

Date: March 23, 2012	/s/ William E. Snell, Jr.
William E. Snell, Jr., President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

14.1	Amended and Restated Supplemental Code of Business Ethics and Conduct for Directors and Officers

14.2	Code of Ethics Applicable to Senior Executives